Exhibit 10.24

                               AMENDMENT NO. 1 TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


     This Amendment (the "Amendment") dated as of May 31, 1996 is entered into by and among Metasyn, Inc., a Delaware corporation (the "Company"), the holders of shares of the Company's Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred"), and warrants convertible into Series A Preferred, the holders of the Company's Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred"), and warrants convertible into Series B Preferred, the holders of Convertible Promissory Notes issued by the Company and convertible into shares of the Company's Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred"), and warrants convertible into Series C Preferred, the purchasers of the Company's Series D Convertible Preferred Stock, $.01 par value per share (the "Series D Preferred"), and warrants convertible into Series D Preferred, and the purchaser of the Company's Series E Convertible Preferred Stock, $.01 par value per share ("Series E Preferred") listed on Schedule A hereto. All capitalized words and terms used in this Amendment and not defined herein shall have the respective meanings ascribed to them in the Rights Agreement.

                                   WITNESSETH:

     WHEREAS, the Company, the purchasers of the Company's Series A Preferred, the purchasers of the Company's Series B Preferred, Dominion Ventures, Inc., a California corporation, and Dominion Fund II, a California limited partnership, the purchasers of promissory notes dated May 26, 1995 and January 19, 1996 issued by the Company and convertible into shares of the Series C Preferred having an aggregate original principal amount of $3,015,862.02 and the purchasers of the Company's Series D Preferred are parties to a certain Third Amended and Restated Stockholders' Rights Agreement dated as of May 29, 1996 (the "Rights Agreement") pursuant to which the Series A Purchasers, Series B Purchasers, Series D Purchasers, Dominion and the Note Purchasers were granted registration rights, rights of first refusal with respect to new equity offerings by the Company, and certain other rights; and

     WHEREAS, this Amendment is entered into as a condition to the purchase by Daiichi Radioisotope Laboratories, Inc. ("DRL") of the Company's Series E Preferred pursuant to a Series E Convertible Preferred Stock Purchase Agreement dated of even date herewith by and among the Company and DRL (the "Series E Purchase Agreement"); and

     NOW THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth and other good and valuable consideration, the parties hereto agree as follows:

     1. Amendments to Rights Agreement. The Rights Agreement are hereby amended as follows:

Section 1. Certain Definitions. The definitions of "Preferred Stock", "Purchase Agreements" and "Purchasers" set forth in Section 1 are hereby deleted in their entirety and replaced with the following:

          "Preferred Stock" means collectively, the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series E Preferred.

          "Purchase Agreements" means collectively the Series A Convertible Preferred Stock Purchase Agreement dated as of March 25, 1992, as amended, by and among the Company and the Series A Purchasers, the Series B Convertible Preferred Stock Purchase Agreement dated as of March 4, 1994, as amended, by and among the Company and the Series B Purchasers, the Convertible Promissory Note Purchase Agreement dated as of May 26, 1995, as amended by Amendment No. 1 to the Convertible Promissory Note Purchase Agreement dated as of January 19, 1996, the Series D Convertible Preferred Stock Purchase Agreement dated as of May 29, 1996 by and among the Company and the Series D Purchasers, and the Series E Purchase Agreement.

          "Purchasers" means collectively the Series A Purchasers, the Series B Purchasers, the Note Purchasers, the Series D Purchasers and the Series E Purchasers.

Section 4.1. Series B, C, D and E Preferred Stock. Section 4.1 of the Rights Agreement is hereby deleted in its entirety and replaced with the following:

          4.1. Series B, C, D and E Preferred Stock. (a) Except for transfers permitted pursuant to Section 4.1(b) hereof, each of the Purchasers of the Company's Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Notes agrees that it will not transfer any Shares, whether now owned or hereafter acquired by such Purchaser, in any one or more transactions, until such Purchaser (the "Selling Purchaser") notifies the Purchasers of the Company's Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Notes (together, the "Offerees") of the proposed transaction and gives the Offerees the opportunity to include in the sale to the proposed transferee, upon the same terms and conditions offered to the Selling Purchaser by such transferee, its Shares. The number of Shares that the Selling Purchaser and the Offerees, respectively, shall be entitled to have included in such sale will be a number determined by multiplying the number of Shares proposed to be sold by the Selling Purchaser multiplied by a fraction, the numerator of which is the total number of Shares owned by the Selling Purchaser or Shares owned by the Offerees, as the case may be, and the denominator of which is the sum of the aggregate number of Shares then owned by the Selling Purchasers and the number of Shares owned by the Offerees. For purposes of the foregoing formula, all options, warrants and convertible securities shall be deemed to have been exercised and/or converted into Common Stock at the applicable exercise price or conversion price. Each of the Offerees shall have a period of 15 days (the "Offer Period") from the date notice of such opportunity is received to give the Selling Purchaser written notice of its desire to participate in such sale, stating in such notice the number of Shares desired to be sold; and if no such notice is given within the Offer Period, such Offeree shall be deemed to have chosen not to participate. If one or more Offerees choose (or are deemed to have chosen) not to participate in such a sale, in whole or in part, the Selling Purchaser shall promptly notify all other participating Offerees, and such Offerees shall have the right, for a 5-day period beginning on the date of such notice, to increase the number of Shares they may sell pursuant to this Section 4.1, pro rata on the basis of the number of Shares held by all Offerees participating in such sale, in an aggregate amount equal to the number of Shares that such non-participating Offerees would have been entitled to sell had they participated.

     Schedule A. Schedule A to the Rights Agreement is hereby deleted in its entirety and replaced with Schedule A hereto.

     2. No Other Amendments. There have been no other changes, modifications or alterations to the Rights Agreement except as amended hereby.

     3. Entire Agreement. The Rights Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     4. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5. Headings. The headings of the sections, subsections, and paragraphs of this Amendment have been added for convenience only and shall not be deemed to be a part of this Amendment.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

                                        METASYN, INC.


                                        /s/ Michael D. Webb
                                        --------------------------
                                        Michael D. Webb
                                        President




                                        /s/ Randall B. Lauffer
                                        --------------------------
                                        Randall B. Lauffer

                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                             SUMMIT PHARMACEUTICALS
                            INTERNATIONAL CORPORATION


                                        By: /s/ A. Tamai
                                             --------------------------
                                        Name: A. Tamai
                                        Title: President and CEO


                                        NIPPON SHOJI KAISHA, LTD.


                                        By: /s/ K. Shibata
                                        --------------------------
                                        Name: Kazuhiro Shibata
                                        Title: Managing Director

                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                                        ACCEL IV L.P.


                                        By: Accel IV Associates L.P.,
                                            its General Partner

                                        By: /s/ Luke Evnin
                                           --------------------------
                                        Name:
                                        Title: General Partner


                                        ACCEL INVESTORS '93 L.P.


                                        By: /s/ G. Carter Sednaoui
                                            --------------------------
                                        Name:
                                        Title: General Partner


                                        ACCEL KEIRETSU L.P.


                                        By: Accel Partners & Co., Inc.,
                                            its General Partner


                                        By: /s/G. Carter Sednaoui
                                            --------------------------
                                        Name:
                                        Title: General Partner


                                        ELLMORE C. PATTERSON PARTNERS


                                        By:/s/ Arthur C. Patterson
                                             --------------------------
                                        Name:
                                        Title: General Partner


                                        PROSPER PARTNERS


                                        By: /s/G. Carter Sednaoui
                                           --------------------------
                                        Name:
                                        Title: Attorney-in-Fact

                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                                        BESSEMER VENTURE PARTNERS III L.P.


                                        By: Deer III & Co.,
                                            General Partner


                                        By: /s/ Robert H. Buescher
                                            --------------------------
                                        Name: Robert H. Buescher
                                        Title: General Partner


                                                  *
                                        --------------------------
                                        Neill H. Brownstein


                                                  *
                                        --------------------------
                                        G. Felda Hardymon


                                                  *
                                        --------------------------
                                        Christopher Gabrieli


                                                  *
                                        --------------------------
                                        Gabrieli Family Foundation


                                                  *
                                        --------------------------
                                        David J. Cowan


                                                  *
                                        --------------------------
                                        C. Samantha Chen


                                                  *
                                        --------------------------
                                        Rachel J. Erickson


                                                  *
                                        --------------------------
                                        Gautam A. Prakash

                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                                                  *
                                     --------------------------
                                           John K. Rodakis


                                                  *
                                     --------------------------
                                           Rodney A. Cohen


                                                  *
                                     --------------------------
                                          Richard R. Davis


                                                  *
                                     --------------------------
                                           Adam P. Godfrey


                                                  *
                                     --------------------------
                                         Barbara M. Henagan


                                                  *
                                     --------------------------
                                       Belisarius Corporation


                                                  *
                                     --------------------------
                                          Quentin Corporation


                                                  *
                                     --------------------------
                                            Diane N. McPartlin


                                                   *
                                     --------------------------
                                            Robi L. Soni


                                                  *
                                     --------------------------
                                        Robert J. S. Roriston


                                                  *
                                     --------------------------
                                        Russell D. Sternlicht

                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT



                                        /s/ Robert H. Buescher
                                        --------------------------
                                        Robert H. Buescher


                                        * By: /s/ Robert H. Buescher
                                          --------------------------
                                        Name: Robert H. Buescher
                                        Title: Attorney-in-Fact


                                        BVP III SPECIAL SITUATIONS L.P.


                                        By: Deer III & Co.,
                                        General Partner


                                        By: /s/ Robert H. Buescher
                                        --------------------------
                                        Name: Robert H. Buescher
                                        Title: General Partner

                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                                        DOMINION VENTURES, INC.



                                        By: /s/ Randolph D. Werner
                                        --------------------------
                                        Name:
                                        Title:


                                        DOMINION FUND II



                                        By: /s/ Randolph D. Werner
                                        --------------------------
                                        Name:
                                        Title:

                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                              ROVENT II LIMITED PARTNERSHIP

                              By: Advent International Limited Partnership,
                                  General Partner

                              By: Advent International Corporation, General
                                  Partner

                              By: /s/ Paal Gisholt
                                  --------------------------
                              Name: Paal Gisholt
                              Title: Investment Manager


                              ADVENT PERFORMANCE MATERIALS
                              LIMITED PARTNERSHIP

                              By: Advent International Limited Partnership,
                                  General Partner

                              By: Advent International Corporation, General
                                  Partner

                              By: /s/ Paal Gisholt
                                  --------------------------
                              Name: Paal Gisholt
                              Title: Investment Manager


                              ADWEST LIMITED PARTNERSHIP

                              By: Advent International Limited Partnership,
                                  General Partner

                              By: Advent International Corporation, General
                                  Partner

                              By: /s/ Paal Gisholt
                              --------------------------
                              Name: Paal Gisholt
                              Title: Investment Manager

                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
            THIRD AMENDED AND RESTATED STOCKHOLDERS' RIGHTS AGREEMENT


                              ADVENT PARTNERS LIMITED
                              PARTNERSHIP

                              By: Advent International Corporation, General
                                  Partner



                              By: /s/ Paal Gisholt
                                 --------------------------
                              Name: Paal Gisholt
                              Title: Investment Manager


                              FIDELITY VENTURES, LTD.



                              By: /s/ Neal Yanofsky
                                 --------------------------
                              Name: Neal Yanofsky
                              Title: Vice President


                              DAICHII RADIOISOTOPE LABORATORIES, LTD.



                              By: /s/ Osamu Ikeda
                                 --------------------------
                              Name: Osamu Ikeda, M.D.
                              Title: President and Chief Executive Officer

                                   Schedule A

                         Name and Address of Purchasers


Series A Purchasers

Summit Pharmaceuticals International
  Corporation
Hirose 2nd Bldg.
3-19 Kandanishikicho, Chiyoda-ku
Tokyo 101 Japan
Attn:    A. Tamai
         President and CEO

Nippon Shoji Kaisha, Ltd.
2-9, Kokumachi, 2-chome
Chuo-ku, Osaka, Japan
Attn:    Kazuhiro Shibata
         Managing Director



Series B Purchasers

Accel IV L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Accel Investors '93 L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Accel Keiretsu L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Ellmore C. Patterson Partners
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111




Series B Purchasers (cont.)

Prosper Partners
c/o Accel Partners
One Palmer Square
Princeton, NJ  08542

Bessemer Venture Partners III, L.P.
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

BVP III Special Situations L.P.
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Neill H. Brownstein
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Robert H. Buescher
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

G. Felda Hardymon
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Christopher Gabrieli
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Gabrieli Family Foundation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

David J. Cowan
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

C. Samantha Chen
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Rachel J. Erickson
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Gautam A. Prakash
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

John K. Roadakis
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Rodney A. Cohen
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Richard R. Davis
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Adam P. Godfrey
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590



Barbara M. Henagan
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Belisarius Corporation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Quentin Corporation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Dominion

Dominion Ventures, Inc.
60 State Street
Boston, MA  02109

Dominion Fund II
60 State Street
Boston, MA  02109

Note Purchasers

Accel IV L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Accel Investors '93 L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Accel Keiretsu L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Ellmore C. Patterson Partners
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Prosper Partners
c/o Accel Partners
One Palmer Square
Princeton, NJ  08542

Bessemer Venture Partners III L.P.
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

BVP III Special Situations L.P.
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Robert H. Buescher
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590


David J. Cowan
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

C. Samantha Chen
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Rodney A. Cohen
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Richard R. Davis
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Adam P. Godfrey
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Belisarius Corporation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Quentin Corporation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

G. Felda Hardymon
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Christopher Gabrieli
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Gabrieli Family Foundation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Diane N. McPartlin
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Gautam A. Prakash
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Robi L. Soni
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Robert J. S. Roriston
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Russell D. Sternlicht
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Series D Purchasers

Rovent II Limited Partnership
c/o Advent International
101 Federal Street
Boston, MA  02110

Advent Performance Materials Limited
Partnership
c/o Advent International
101 Federal Street
Boston, MA  02110

Adwest Limited Partnership
c/o Advent International
101 Federal Street
Boston, MA  02110

Advent Partners Limited Partners
c/o Advent International
101 Federal Street
Boston, MA  02110

Fidelity Ventures Ltd.
c/o Fidelity CAPITAL
82 Devonshire Street, R25C
Boston, MA  02109

Accel IV L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Accel Investors '93 L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Accel Keiretsu L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Ellmore C. Patterson Partners
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA  94111

Prosper Partners
c/o Accel Partners
One Palmer Square
Princeton, NJ  08542

Bessemer Venture Partners III L.P.
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

BVP III Special Situations L.P.
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Robert H. Buescher
c/o Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

David J. Cowan
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Rodney A. Cohen
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590





Richard R. Davis
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Adam P. Godfrey
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Belisarius Corporation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Quentin Corporation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

G. Felda Hardymon
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Christopher Gabrieli
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Gabrieli Family Foundation
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Diane N. McPartlin
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Gautam A. Prakash
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Robi L. Soni
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Robert J. S. Roriston
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Russell D. Sternlicht
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

William T. Burgin
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Brimstone Island Co. L.P.
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Michael Barach
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Ravi Mhatre
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Neill H. Brownstein
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590

Barbara M. Henagan
c/o Robert H. Buescher
Bessemer Venture Partners
1025 Old Country Road, Suite 205
Westbury, NY  11590


Series E Purchaser

Daiichi Radioisotope Laboratories, Ltd.
17-10, Kyobashi 1-chome Chuo-ku
Tokyo, 104 Japan
Attention:        Osamu Ikeda, M.D.
                  President and Chief
                  Executive Officer